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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): JUNE 30, 1995



                              ENERGY VENTURES, INC.
               (Exact name of registrant as specified in charter)

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
           DELAWARE                 0-7265                       04-2515019
   (State of Incorporation)  (Commission File No.)  (I.R.S. Employer Identification No.)
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       5 POST OAK PARK, SUITE 1760,
             HOUSTON, TEXAS                                           77027-3415
 (Address of Principal Executive Offices)                             (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 297-8400


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                        Exhibit Index Appears on Page 5

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 30, 1995, Energy Ventures, Inc., a Delaware corporation ("the Company"), completed the acquisition (the "Acquisition") of all of the capital stock of Prideco, Inc., a Texas corporation ("Prideco"), pursuant to an Agreement and Plan of Merger dated as of May 22, 1995, as amended on June 30, 1995 (the "Agreement"), by and among the Company, Grant Acquisition Company, a wholly owned subsidiary of the Company ("Grant"), Prideco and the shareholders of Prideco. Under the terms of the Agreement, the Company acquired Prideco through the merger of Grant with and into Prideco in exchange for 2,255,198 shares of the Company's common stock, $1.00 par value ("Common Stock"), including 606,405 shares of Common Stock that were issued to Christiana Companies, Inc. for $9 million that was used to reduce Prideco's debt at the closing.

         The Company currently intends to combine the operations of Prideco with the operations of the Company's Grant TFW tubular division and to rename this division Grant Prideco.

         A copy of the press release announcing the closing of the Acquisition is filed as Exhibit 99.1 hereto and is hereby incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial statements of business acquired.

              The financial statements of Prideco that are required for this item are not currently available and will be filed by the Company by an amendment to this report as soon as practical.

      (b)  Pro forma financial information.

              The acquisition of Prideco by the Company will be accounted for as a purchase and will require an allocation of the purchase price among the acquired assets. As of the date of this report, such allocation has not been completed and it would be impracticable for the Company to provide the pro forma financial information that is required pursuant to Article 11 of Regulation S-X with respect to the acquisition at this time. Such pro forma financial information will be filed by the Company by an amendment to this report as soon as practical.

      (c)  Exhibits.

      2.1 Agreement and Plan of Merger dated as of May 22, 1995, as amended by Amendment No. 1 dated as of June 30, 1995, by and among Prideco, Inc., Christiana Companies, Inc., William Chunn, Donald Morris, Sandra Hamilton, the Company and Grant Acquisition Company.

      99.1  Press Release of the Company dated July 3, 1995.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENERGY VENTURES, INC.

Dated: July 12, 1995                              /s/ Frances R. Powell
                                           ----------------------------------
                                                    Frances R. Powell
                                               Vice President, Accounting
                                                      and Controller


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                                INDEX TO EXHIBITS

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
    Number                                  Exhibit
    ------                                  -------

    2.1 Agreement and Plan of Merger dated as of May 22, 1995, as amended by Amendment No. 1 dated as of June 30, 1995, by and among Prideco, Inc., Christiana Companies, Inc., William Chunn, Donald Morris, Sandra Hamilton, the Company and Grant Acquisition Company.

    99.1         Press Release of the Company dated July 3, 1995.
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